Acquisitions and divestitures	6 Months Ended
Apr. 30, 2019
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Acquisitions and divestitures
22.	Acquisitions and divestitures

Acquisitions

Acquired during the period

a)	Banco Dominicano del Progreso, Dominican Republic

On March 1, 2019, the Bank completed the previously announced acquisition of 97.44% of Banco Dominicano del Progreso, Dominican Republic after receiving regulatory approvals. The acquired business forms part of the International Banking business segment.

On acquisition, approximately $1.8 billion of assets (mainly loans) and $1.4 billion of liabilities (mainly deposits) were recorded. Subsequent adjustments during the measurement period will occur as the Bank completes its estimation of fair values of assets acquired including intangibles, and liabilities assumed.

b)	Banco Cencosud, Peru

On March 1, 2019, the Bank completed the acquisition of 51% of the controlling interest of Banco Cencosud, Peru after receiving regulatory approvals. The acquired business forms part of the International Banking business segment.

On acquisition, approximately $0.4 billion of assets (mainly loans) and $0.3 billion of liabilities (mainly deposits) were recorded. Subsequent adjustments during the measurement period will occur as the Bank completes its estimation of fair values of assets acquired including intangibles, and liabilities assumed.

Fair value determination of identifiable net assets completed during the period

a)	Citibank’s consumer and small and medium enterprise operations, Colombia

On June 30, 2018, the Bank’s Colombian subsidiary, Scotiabank Colpatria S.A., completed the acquisition of Citibank’s consumer (retail and credit cards) and small and medium enterprise operations in Colombia. The acquired business forms part of the International Banking business segment.

On acquisition, approximately $2.0 billion of assets (mainly loans) and $1.4 billion of liabilities (mainly deposits) were recorded. The Bank, during the quarter, has completed its estimation of fair values of assets acquired and liabilities assumed. This acquisition is not considered material to the Bank.

Divestitures

Divestitures impacting the current period

a)	Scotia Crecer AFP and Scotia Seguros – pension and insurance businesses in the Dominican Republic

On April 30, 2019, the Bank completed the sale of Scotia Crecer AFP and Scotia Seguros, its pension and related insurance businesses in the Dominican Republic, upon receiving regulatory approvals and satisfying closing conditions. All assets and liabilities in relation to this business have been derecognized on the date of close and a net gain of approximately $273 million after tax has been recorded in this quarter in Non-interest income – Other and reported in the Other segment.

b)	Insurance and banking operations in El Salvador

On February 8, 2019, the Bank announced that it has reached an agreement under which the Bank will sell its banking and insurance operations in El Salvador, including Scotiabank El Salvador, its subsidiaries and Scotia Seguros, subject to regulatory approval and closing conditions.

As this transaction has met the accounting requirements of assets held for sale, a loss of approximately $132 million after tax, that primarily represents the carrying value of goodwill relating to this business, has been recorded in this quarter in Non-interest income – Other and reported in the Other segment. The transaction is expected to close before the end of the fiscal year.

Divestitures previously announced

The following previously announced divestitures have not yet impacted the Bank’s financial results in any period.

a)	Insurance and banking operations in the Caribbean

On November 27, 2018, the Bank announced its subsidiaries in Jamaica and Trinidad & Tobago will sell their insurance operations. The Bank will partner with the buyer to provide an expanded suite of insurance products and services to customers in Jamaica and Trinidad & Tobago.

On November 27, 2018, the Bank also announced it has entered into an agreement with another party to sell its banking operations in nine non-core markets in the Caribbean (Anguilla, Antigua, Dominica, Grenada, Guyana, St. Kitts & Nevis, St. Lucia, St. Maarten, St. Vincent & the Grenadines).

These divestitures are subject to regulatory approvals and closing conditions.

b)	Thanachart Bank, Thailand

On February 26, 2019, the Bank announced that it has entered into a non-binding memorandum of understanding (MOU) with a number of parties that would result, if concluded, in the Bank divesting its investment in Thanachart Bank Public Company Limited, Thailand and in the Bank holding a significantly smaller stake in a combined bank (merger of Thanachart Bank and TMB Bank Public Company Limited). The Bank will receive proceeds which are expected to result in a gain on sale. All transactions contemplated by the MOU remain subject to due diligence, negotiation and agreement by the parties as to definitive documentation (including terms), as well as regulatory approval. No assurance can be given that the parties will reach a definitive agreement or that the transactions will be concluded.

Direct deposit service

Shareholders may have dividends deposited directly into accounts held at financial institutions which are members of the Canadian Payments Association. To arrange direct deposit service, please write to the transfer agent.

Dividend and Share Purchase Plan

Scotiabank’s dividend reinvestment and share purchase plan allows common and preferred shareholders to purchase additional common shares by reinvesting their cash dividend without incurring brokerage or administrative fees.

As well, eligible shareholders may invest up to $20,000 each fiscal year to purchase additional common shares of the Bank. All administrative costs of the plan are paid by the Bank.

For more information on participation in the plan, please contact the transfer agent.

Dividend dates for 2019

Record and payment dates for common and preferred shares, subject to approval by the Board of Directors.

Record Date	Payment Date
January 2, 2019	January 29, 2019
April 2, 2019	April 26, 2019
July 2, 2019	July 29, 2019
October 1, 2019	October 29, 2019